Exhibit 99.1

I NVESTOR P RESENTATION E MCLAIRE F INANCIAL C ORP P ARENT COMPANY OF : T HE F ARMERS N ATIONAL B ANK OF E MLENTON Pittsburgh, Pennsylvania December 6, 2017 William C. Marsh Chairman, President and Chief Executive Officer

This presentation contains certain forward - looking statements and information relating to Emclaire Financial Corp (the “Company”) that are based on the beliefs of management as well as assumptions made by and information currently available to management. These forward - looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, potential future credit experience, perceived opportunities in the market and statements regarding our mission and vision. Such statements reflect the current views of the Company with respect to future looking events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. The Company does not intend to update these forward - looking statements. NOTE: This presentation will be available online at www.emclairefinancial.com . L EGAL 2

O VERVIEW 3 Key Information & Statistics Parent company (formed 1989) Emclaire Financial Corp Bank subsidiary (founded 1900) The Farmers National Bank of Emlenton Stock ticker EMCF (NASDAQ Capital Market – November 2009) Insider ownership 16.1% (11/30/2017) Most recent market close $30.76 per share (11/30/2017) Market capitalization $69.7 million (11/30/2017) Tangible book value $21.60 per share (9/30/2017) Price to tangible book 142.4% Price to LTM EPS 13.7x Total assets $774 million (9/30/2017) YTD ROAA (%) 0.69% (annualized for the 9 months ended 9/30/2017) YTD ROAE (%) 8.87% (annualized for the 9 months ended 9/30/2017) Number of branches 17 (PA & WV)

O UR F RANCHISE 4 Key Highlights • Solid earnings growth • Strong loan growth with high asset quality • Strong deposit growth; relatively low cost • Growth drivers: – Organic, acquisitions, & de novo offices • Strategic expansion: – Titusville branch office acquisition (August 2009) – St. Marys branch office opened (October 2013) – Cranberry Twp. branch office opened (May 2014) – United - American Savings Bank merger completed (April 2016) – Aspinwall branch office opened (August 2016) – Northern Hancock Bank & Trust Co. merger completed (September 2017)

ACQUISITIONS

Titusville, PA Branch Acquisition

2009

- Acquired from PNC Bank in National City divestiture
- $93 million in deposits; $32 million in loans (immediate scale)
- 3.4% premium ($3.1 million) on assumed deposits

United American Savings Bank

2016

- Purchase price = $14.1 million (100% cash)
- $86 million in assets
- 1 branch – Pittsburgh, PA (South Side)
- Stable profitability; strong earnings accretion
- Immediate scale

Northern Hancock Bank & Trust Co.

2017

- Purchase price = $1.7 million (~100% stock)
- $23 million in assets
- 2 branches – Newell & Chester, WV *(Newell subsequently closed)*
- Accretive to earnings & capital
- Incremental ROE of 17%+
- Positive 2017 earnings impact ($1.3 million bargain purchase gain, less $832,000 in transaction costs net of tax shield).

*Capitalized on opportunities to acquire small community banks & branches with stable earning asset bases that were **available for sale** in **contiguous markets** with **attractive balance sheets**.*

Emclaire Financial Corp

5

W HY I NVEST IN EMCF? 1. Consistent growth, including organic growth 2. Strong core deposit base 3. Superior asset quality 4. Experienced management team 5. Proven ability to execute acquisitions 6. Stable market area 7. Attractive dividend yield 6

Since December 31, 2013 : • 47% asset growth • 63% loan growth • 33% increase in equity □ $8.2 million in common equity raised in 2015 private placement ($4.6 million raised in 2011 not shown) C ONSOLIDATED F INANCIAL H IGHLIGHTS (D OLLAR AMOUNTS IN THOUSANDS , EXCEPT PER SHARE DATA ) 7 9/30/2017 2016 2015 2014 2013 Total assets 773,940$ 692,135$ 600,595$ 581,909$ 525,842$ Loans receivable, net 574,736 515,435 429,891 379,648 352,430 Deposits 662,552 584,940 489,887 501,819 432,006 Borrowed funds 41,250 44,000 49,250 21,500 44,150 Stockholders' equity 59,753 54,073 52,839 47,990 45,072 Stockholders' equity per common share $26.39 $25.12 $24.64 $24.14 $22.66 Tangible stockholders' equity per common share $21.60 $20.08 $22.67 $21.66 $20.04 Market value per common share $28.65 $29.25 $24.00 $25.00 $25.14 Common shares outstanding 2,264,389 2,152,358 2,144,808 1,780,658 1,768,658 Net loans to deposits 86.75% 88.12% 87.75% 75.65% 81.58% Nonperforming assets to total assets 0.54% 0.52% 0.54% 1.21% 1.01% Balance Sheet: As of December 31,

B ALANCE S HEET G ROWTH 8 47% Asset Growth – 12/31/2013 to 9/30/2017 $275 $325 $375 $425 $475 $525 $575 $625 $350 $400 $450 $500 $550 $600 $650 $700 $750 $800 12/31/2013 12/31/2014 12/31/2015 12/31/2016 9/30/2017 Loans, net (in millions) Total Assets & Deposits (in millions) Total Assets $526 $582 $601 $692 $774 Deposits 432 502 490 585 663 Loans, net 352 380 430 516 575 In millions

• Strong growth in net interest income despite margin pressure • ROAA and ROAE in 2016 were adversely impacted by merger costs and costs related to the opening of the Aspinwall office • Continued annual increase in common dividend C ONSOLIDATED F INANCIAL H IGHLIGHTS (D OLLAR AMOUNTS IN THOUSANDS , EXCEPT PER SHARE DATA ) 9 2016 2015 2014 2013 Net interest income 19,480$ 17,747$ 17,235$ 15,921$ Noninterest income 3,655 4,094 4,087 3,860 Net income 3,986 4,154 4,017 3,808 Diluted earnings per common share $1.85 $2.05 $2.20 $1.91 Cash dividends per common share $1.04 $0.96 $0.88 $0.80 Return on average assets 0.60% 0.70% 0.70% 0.73% Return on average equity 7.32% 7.89% 8.47% 7.73% Return on average common equity 7.32% 8.34% 9.24% 8.32% Net interest margin 3.23% 3.33% 3.35% 3.40% Efficiency ratio 72.78% 73.67% 72.13% 70.48% Income Statement: Key Ratios: For the years ended December 31,

E ARNINGS YTD - 2017 VS . YTD - 2016 10 Notes: • Net interest margin expansion driven by strong loan growth • Bargain purchase gain of $1.3 million was recognized in 2017 related to the acquisition of Northern Hancock Bank & Trust Co. • YTD net income in 2017 of $3.7 million is on pace to exceed $4.0 million reported for all of 2016 In $000's, except per share data (unaudited) 2017 2016 % Change Net interest income $16,059 $14,381 11.7% Strong loan growth Provision for loan losses 633 470 34.7% Related to loan growth Noninterest income 3,996 2,734 46.2% $1.3mm bargain purchase gain Noninterest expense, excluding merger costs 13,671 12,574 8.7% New offices & general increases Merger costs 1,069 401 166.6% Northern Hancock & UASB Net income before taxes 4,682 3,670 27.6% Provision for taxes 978 880 11.1% Net income $3,704 $2,790 32.8% Earnings per common share, fully diluted $1.69 $1.29 31.0% Return on average assets 0.69% 0.57% Return on average common equity 8.87% 6.87% Yield on earning assets 3.92% 3.86% Cost of funds 0.66% 0.66% Net interest margin, fully taxable equivalent 3.28% 3.22% Efficiency ratio 72.42% 73.26% For the 9 months ended September 30,

L OAN P ORTFOLIO 11 Notes: • Portfolio split 57% retail, 43% commercial • Average transaction sizes have increased in recent years Residential mortgages 39.1% Home equity loans and lines of credit 15.8% Commercial mortgages 33.1% Commercial business loans 10.4% Consumer loans 1.7% Loan Portfolio Current Balance ($000) % of Total Loans Average Yield (%) Average balance per loan ($000's) Residential mortgages $226,946 39.1% 3.87% $148 Home equity loans and lines of credit 91,602 15.8% 4.27% 38 Commercial mortgages 192,123 33.1% 4.74% 204 Commercial business loans 60,394 10.4% 4.30% 92 Consumer loans 9,611 1.7% 4.43% 8 Gross Loans $580,676 100.0% 4.27% $85 As of September 30, 2017

2.04% 2.02% 1.86% 1.52% 1.19% 1.00% 0.97% 1.19% 1.41% 1.01% 1.21% 0.54% 0.52% 0.54% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 9/30/2017 Nonperforming Assets to Total Assets Peer Group Emclaire Financial Corp. A SSET Q UALITY N ONPERFORMING A SSETS 12 Peer Group includes the following local competitors : NexTier Bank, 1 st Summit Bank, Mid Penn Bank, Kish Bank, Dime Bank, Jonestown Bank & Trust, Riverview Bank, Standard Bank, Mars Bank, and Mercer County State Bank. Average assets of peer group = $791 million. Source: SNL Financial

D EPOSIT C OMPOSITION 13 Notes: • Strong core deposit levels; favorable concentration of noninterest bearing deposits • Favorable overall cost of deposits Deposits Current Balance ($000's) % of Total Deposits Average cost (%) Average per Account (Actual $) Noninterest bearing demand deposits $129,870 19.6% 0.00% $7,168 Interest bearing demand deposits 360,033 54.3% 0.40% 38,688 Time deposits 172,648 26.1% 1.56% 36,043 Gross Loans $662,551 100.0% 0.63% $20,567 Non-time deposits $489,903 Non-time deposit ratio 73.94% As of September 30, 2017 Noninterest bearing demand deposits 19.6% Interest bearing demand deposits 54.3% Time deposits 26.1%

MARKET ASSESSMENT

Data adjusted for mergers and acquisitions as of 6/30/2017			Headquarters		Deposit Market Share June 30, 2017			Deposit Market Share June 30, 2016			
	Ticker	Company Name	City	State	Branches	Balance ($000)	%	Branches	Balance ($000)	%	Rank
1	PNC	PNC Financial Services Group	Pittsburgh	PA	121	$ 54,183,597	43.68%	123	$ 55,033,504	50.20%	1
2	BK	BNY Mellon	New York	NY	4	31,270,598	25.21%	4	19,499,294	17.79%	2
3	RBS	Royal Bank of Scotland Group	Edinburgh	N/A	92	7,560,097	6.09%	95	7,467,578	6.81%	3
4	FNB	F.N.B. Corp.	Pittsburgh	PA	78	5,291,860	4.27%	80	4,513,110	4.12%	4
5		Dollar Bank FSB	Pittsburgh	PA	34	3,905,048	3.15%	33	3,641,561	3.32%	5
6	TSC	TriState Capital Bank	Pittsburgh	PA	2	3,537,682	2.85%	2	2,896,863	2.64%	6
7	KEY	Key Corp	Cleveland	OH	41	2,966,729	2.39%	41	2,274,837	2.08%	7
8	HBAN	Huntington Bancshares Inc.	Columbus	OH	29	2,503,634	2.02%	28	2,204,155	2.01%	8
9	FCF	First Commonwealth Financial	Indiana	PA	48	1,954,694	1.58%	48	1,970,253	1.80%	9
10	NWBI	Northwest Bancorp, Inc.	Warren	PA	41	1,923,503	1.55%	41	1,917,223	1.75%	10
11	STBA	S&T Bancorp Inc.	Indiana	PA	24	1,788,254	1.44%	24	1,672,365	1.53%	11
12	WSBC	WesBanco, Inc.	Wheeling	WV	23	907,770	0.73%	21	762,116	0.70%	13
13	CCNE	CNB Financial Corp.	Clearfield	PA	15	806,173	0.65%	17	780,723	0.71%	12
14	**EMCF**	**Emclaire Financial Corp.**	**Emlenton**	**PA**	**17**	**651,787**	**0.53%**	**17**	**597,073**	**0.54%**	**15**
15		Nextier Inc.	Butler	PA	16	637,130	0.51%	16	607,928	0.55%	14
16		Brentwood Bank (Mutual HC)	Bethel Park	PA	9	471,837	0.38%	9	426,251	0.39%	16
17	STND	Standard AVB Financial Corp	Monroeville	PA	12	407,279	0.33%	11	386,333	0.35%	17
18	WFC	Wells Fargo & Co	San Francisco	CA	1	352,601	0.28%	1	330,137	0.30%	18
19	MNBP	Mars National Bank	Mars	PA	5	321,053	0.26%	5	302,295	0.28%	20
20	MCSB	Mercer County State Bancorp Inc.	Sandy Lake	PA	11	314,806	0.25%	10	329,905	0.30%	19
			All Others (19 banks)		55	2,287,092	1.84%	49	2,005,942	1.83%	
			TOTAL		**678**	**$ 124,043,224**	**100.00%**	**675**	**$ 109,619,446**	**100.00%**	

Note: EMCF currently competes in 9 counties in Pennsylvania, including: Allegheny, Butler, Clarion, Clearfield, Crawford, Elk, Jefferson, Mercer, & Venango, and 1 county in West Virginina: Hancock

Source: SNL Financial

Emclaire Financial Corp

14

MARKET ASSESSMENT

County	Total Deposits in Market ($000)	EMCF as of June 30, 2017: Deposits in Market ($000)	EMCF as of June 30, 2017: Market Share (%)	EMCF as of June 30, 2017: Rank	EMCF as of June 30, 2017: # of EMCF Branches	EMCF as of June 30, 2017: # Total Branches	Market Demographics: 2017 Population (actual)	Market Demographics: 2017 Median Household Income ($)	Market Demographics: 2017-2022 Projected HHI Growth (%)
Allegheny	$ 111,466,214	$ 52,892	0.05%	22	2	426	1,222,356	$ 59,990	9.2%
Butler	4,281,487	138,344	3.23%	11	3	76	187,489	73,861	14.1%
Clarion	790,681	126,035	15.94%	4	3	17	38,159	45,019	2.1%
Clearfield	1,390,593	32,354	2.33%	7	1	28	80,202	47,161	11.6%
Crawford	1,270,145	75,616	5.95%	6	1	29	85,671	49,846	9.2%
Elk	704,144	33,921	4.82%	5	2	15	30,023	51,694	7.9%
Jefferson	887,132	32,781	3.70%	7	1	18	43,713	47,864	7.3%
Mercer	2,057,973	49,732	2.42%	7	1	42	111,695	50,792	14.3%
Venango	747,759	87,783	11.74%	5	2	18	51,922	48,066	6.5%
Hancock (WV)	447,096	29,271	6.55%	5	1	9	29,271	44,852	4.2%
TOTAL	**$ 124,043,224**	**$ 658,729**	**0.53%**	**14**	**17**	**678**	**1,880,501**		
Armstrong	1,131,109						65,755	47,981	6.0%
Beaver	2,248,721						166,145	55,170	9.5%
Erie	5,116,309						274,235	50,894	10.0%
Indiana	2,490,691						85,563	50,673	12.7%
Lawrence	1,568,041						86,351	47,624	6.7%
McKean	779,247						41,357	48,871	8.8%
Warren	752,180						39,563	46,490	1.8%
Washington	4,804,733						207,802	65,080	11.9%
Westmoreland	7,519,436						352,598	59,977	9.5%
TOTAL	**$ 26,410,467**						**1,319,369**		
GRAND TOTAL	**$ 150,453,691**						**3,199,870**		
Pennsylvania	**$ 385,689,262**					**4,208**	**12,787,308**	**$ 60,993**	**9.6%**
West Virginia	**$ 32,945,050**					**628**	**1,820,883**	**$ 44,922**	**4.3%**
United States	**$ 10,609,255,076**					**89,175**	**326,533,070**	**$ 61,045**	**8.9%**

Source: SNL Financial

Emclaire Financial Corp

15

E XECUTIVE T EAM 16 William C. Marsh – Chairman, President and Chief Executive Officer ▪ Has served in his current capacity since January 2009 ▪ Prior to this, served as President and CEO of The Farmers National Bank of Emlenton since June 2007 and Senior Vice President, Chief Financial Officer and Treasurer since 2006 ▪ Serves on the Board of Directors of the Federal Home Loan Bank of Pittsburgh ▪ Served on the Federal Reserve Bank of Cleveland’s Community Depository Institutions Advisory Council ▪ Past Chairman of the PA Bankers Association (PBA) and member on the Professional Development Policy Committee ▪ Public service has included positions on the board of directors of the Community Development Corporation of Butler County, the advisory board of Clarion University's College of Business Administration, and the Butler County Community College Foundation Capital Campaign Steering Committee ▪ Member of the PA Association of Community Bankers, the American Institute of Certified Public Accountants, the PA Institute of Certified Public Accountants, the American Bankers Association, and the Financial Managers Society ▪ B.S. degree in Business Administration from Clarion University of Pennsylvania; Certified Public Accountant with 6 years in public accounting at KPMG Peat Marwick’s financial services audit practice Matthew J. Lucco – Senior Vice President, Chief Strategy & Risk Officer ▪ Has served in his current capacity since July 2017 ▪ Prior to this, served as the Chief Financial Officer (August 2010 – July 2017) and the Chief Credit Officer (January 2016 – present) of The Farmers National Bank of Emlenton ▪ Responsibilities include: credit risk management, interest rate risk management, mergers & acquisitions, and business strategy in general ▪ B.S. degree in Finance from Grove City College; MBA from the University of Pittsburgh, Joseph M. Katz Graduate School of Business

E XECUTIVE T EAM 17 Jennifer A. Roxbury – Senior Vice President, Chief Operating Officer ▪ Has served in her current capacity since October 2011 ▪ Possesses over 30 years of community banking experience ▪ Has strong system enhancement, product development, and project management skills ▪ Responsibilities include managing the Bank’s branch network, facilities, compliance, and all consumer loan and deposit operations ▪ Brings a broad range of banking and financial services experiences having previously served as the Chief Operating Officer of Nextier Bank Robert A. Vernick – Senior Vice President, Chief Lending and Business Development Officer ▪ Has served in his current capacity since July 2012 ▪ Possesses nearly 30 years of community banking experience ▪ Has strong system leadership, commercial lending, treasury management and business development skills ▪ Responsible for commercial business development and strategically managing the Bank’s corporate banking group ▪ Possesses a wide range of community banking and corporate financial services experience ▪ Previously served as Vice President, Sales and Treasury Manager with Dollar Bank in Pittsburgh and Cleveland ▪ B.S. degree in Business Administration from Clarion University of Pennsylvania; MBA from Geneva College

E XECUTIVE T EAM 18 Amanda L. Engles – Senior Vice President, Chief Financial Officer ▪ Has served in her current capacity since July 2017 ▪ Prior to this, served as Controller of The Farmers National Bank of Emlenton since 2006 ▪ Possesses over 18 years of accounting experience; 14 years in community banking ▪ Has strong accounting, analytical, organizational, and problem solving skills ▪ Responsibilities include managing the Bank’s Finance department, financial reporting (internal, external, SEC and other regulatory reports), audit, investment portfolio management, budgeting, and tax planning & reporting ▪ MBA and BS degree in Business Administration from Clarion University of Pennsylvania Jerome F. Millin – Senior Vice President, Chief Technology Officer ▪ Has served in his current capacity since January 2016 ▪ Prior to this, served as Vice President of Information Technology of The Farmers National Bank of Emlenton since 2012. ▪ Possesses over 20 years of technology - based experience ▪ Previously server as Chief Information Officer with Salvage Direct, Inc. ▪ Has strong process improvement, project management, and vendor management skills ▪ Responsible for information technology management, information security, information technology risk management, and business continuity ▪ B.S. degree in Economics from Penn State University; (Microsoft Certified Systems Engineer MCSE, ITIL Foundation Certified, Certified Community Banking Security Professional)

S TRATEGY R ECAP • Corporate growth & expansion – Expand United American Savings Bank and Northern Hancock Bank & Trust Co. customer bases – Aspinwall branch growth – Next opportunity… • Continued focus on earnings growth • Continued focus on balance sheet growth & mix • Maintain strong asset quality • Improvement in systems, personnel and technology • Focus on key regulatory changes 19

W ELL P OSITIONED x Capital x Franchise x Systems & Technology x People 20

Questions and Answers Q&A S ESSION 21